Exhibit 99.2
June 30, 2010 Quarterly Results July 29, 2010

This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The forward- looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forward- looking statements and risk factors that may affect them is set forth at the end of this presentation. The Company assumes no obligation to update any forward-looking statement in this presentation, except as required by law. Private Securities Litigation Reform Act of 1995 Safe Harbor For Forward-Looking Statements

Trademarks ACI, the ACI logo, BASE24 and BASE24-eps are registered trademarks of ACI Worldwide, Inc., or one of its subsidiaries, in the United States and/or other countries. ACI Agile Payments Solution, ACI Money Transfer System, ACI Issuer, ACI Acquirer and ACI Interchange have pending registrations or are common-law trademarks of ACI Worldwide, Inc., or one of its subsidiaries, in the United States and/or other countries. Other parties' marks referred to in this presentation, if any, are the property of their respective owners.

Phil Heasley, Chief Executive Officer Louis Blatt, Chief Product Officer Scott Behrens, Chief Financial Officer Q&A: Phil Heasley, Scott Behrens, Louis Blatt, Ralph Dangelmaier and Tony Scotto

Overview Phil Heasley, Chief Executive Officer

Q2 2010 Update Significantly stronger margin performance compared to prior- year quarter Strong expense management Stronger recurring revenue Sales increased by 11% led by doubling of add-on sales Tracking to full year guidance

Louis Blatt, Chief Product Officer Business Review

Overall Market View Pipeline of significant deals strengthening Positive customer feedback at recent user group meetings Growth in rolling 12 month pipeline compared to prior quarter Increase in opportunities greater than $5 million total contract value driven by: Convergence and consolidation Evolution of strategy and global sales approach Focus on current customers Back-office product additions Interest in next generation delivery models continues to rise Expansion of ACI Proactive Risk Manager On-Demand offering to include real-time-rules functionality Strong interest in ACI Proactive Risk Manager and ACI Money Transfer System On-Demand solutions Key ACI Enterprise Banker signing

Stronger Business performance across all metrics Q2 Sales of $108 million, rise of $11 million over Q2-09 Predicated on extremely strong add-on sales to existing customers Significant wholesale wins across the U.S. market Services deals signed in wholesale in the EMEA market Sales net of term extensions are growing and driving significant increases in our 60- Month Backlog Backlog has increased by $8 million over the March 2010 quarter based on the quality of add-on sales and the higher monthly ratable BASE24(r) renewals Continued investment in existing platforms Major renewals for ACI Money Transfer System as customers adopt release 4.0 Seeing movement on migrations from BASE24 to BASE24-eps Signed first large U.S. domestic bank on BASE24-eps Delivered new products to market ACI Payment Service Management - and closed first deal for this product ACI Analytics for fraud

Geographic Sales Highlights Sales driven by 31% improvement in sales net of term extensions due to strength of add-on module and upgrade purchasing. 60% of Americas Q2-10 sales were net of term as a result of strong sales in retail, wholesale, and tools 70% of both EMEA and Asia-Pacific sales resulted from add-on or other new module growth versus 56% and 64%, respectively, in prior-year quarter

Agile Payments SolutionTM Product Sales

Alliances & Partnerships Continuing to review high growth markets and distribution strategy Working with partners to provide customer choice Continue migration and consolidations with IBM Middle East Japan

Financial Review Scott Behrens, Chief Financial Officer

Key Takeaways From The Quarter Revenue rose $5.3 million; achieved $92.4 million in the current quarter versus $87.2 million in June 2009 quarter Higher maintenance, monthly license fees and capacity revenues Continuing trend of recurring revenue growth - achieved a rise of $5.2 million in monthly recurring revenue over prior-year quarter Operating expenses decreased $2.3 million versus prior-year quarter primarily due to lower general & administrative expenses Operating earnings improvement of $7.6 million over prior- year quarter

Takeaways From The Quarter (continued) Sales dollars were higher than in prior-year second quarter Led by strength of implementation services and capacity in Americas and EMEA Flat OFCF due to strong Q1-10 cash collections which moved cash collection forward in calendar year FX loss of $1.7 million impacted other income/expense although it was lower than $4.3 million impact in Q2-09; interest rate swap was essentially neutral $12.7 million of share repurchases (679,100 shares at average price of $18.65)

Backlog is Still a Significant Contributor to Current Period Revenue Q2 remains biased towards backlog revenue Large capacity deals in Americas and EMEA contributed to higher revenue from sales in the quarter Backlog revenue growth favorably impacted by continued rise in maintenance year-over-year

Re-affirmation of 2010 Guidance Operating EBITDA = operating income + Depreciation & Amortization + non-cash compensation non-cash compensation non-cash compensation

Appendix

Q1 2010 Channel Sales Results Sales (net of Term Extensions) Term Extension Sales Total Sales

Historic Sales By Quarter 2009-2010

Operating Free Cash Flow ($ millions) Quarter Ended June 30, Quarter Ended June 30, 2010 2009 Net cash provided by operating activities* $3.5 $16.6 Adjustments: Less capital expenditures (2.4) (1.1) Less Alliance technical enablement expenditures (1.3) (1.9) Operating Free Cash Flow $(0.2) $13.6 *OFCF is defined as net cash provided (used) by operating activities, less capital expenditures and plus or minus net proceeds from IBM.

60-Month Backlog ($ millions) Quarter Ended Quarter Ended Quarter Ended June 30, 2010 March 31, 2010 December 31, 2009 Americas $864 $851 $850 EMEA 475 480 510 Asia/Pacific 176 176 157 Backlog 60-Month $1,515 $1,507 $1,517 ACI Deferred Revenue $150 $144 $138 ACI Other 1,365 1,363 1,379 Backlog 60-Month $1,515 $1,507 $1,517

Revenues by Channel ($ millions) Quarter Ended June 30, Quarter Ended June 30, 2010 2009 Revenues: United States $38.0 $ 34.6 Americas International 12.2 11.6 Americas $50.2 $46.2 EMEA 30.4 29.7 Asia/Pacific 11.8 11.3 Revenues $92.4 $87.2

Monthly Recurring Revenue ($ millions) Quarter Ended June 30, Quarter Ended June 30, 2010 2009 Monthly Software License Fees $20.3 $16.8 Maintenance Fees 34.2 31.9 Processing Services 10.5 11.1 Monthly Recurring Revenue $65.0 $59.8

Deferred Revenue & Expense ($ millions) Quarter Ended Quarter Ended Quarter Ended Quarter Ended June 30, 2010 March 31, June 30, 2009 March 31, 2010 2009 Short Term Deferred Revenue $113.3 $106.9 $107.7 $111.5 Long Term Deferred Revenue 37.1 37.3 32.4 25.7 Total Deferred Revenue $150.4 $144.2 $140.1 $137.2 Total Deferred Expense $13.6 $12.9 $13.9 $12.4

Non-Cash Compensation, Acquisition Intangibles and Non-Recurring Items Quarter ended June 30, 2010 Quarter ended June 30, 2010 Quarter ended June 30, 2009 Quarter ended June 30, 2009 EPS Impact* $ in Millions EPS Impact* $ in Millions Amortization of acquisition-related intangibles 0.03 1.0 0.03 1.0 Amortization of acquisition-related software 0.03 1.0 0.03 0.9 Non-cash equity-based compensation 0.04 1.2 0.04 1.3 Total: $0.10 $3.2 $0.09 $3.2 * Tax Effected at 35%

Other Income / Expense ($ millions) Quarter Ended Quarter Ended Quarter Ended Quarter Ended June 30, 2010 March 31, 2010 June 30, 2009 March 31, 2009 Interest Income $0.1 $0.1 $0.4 $0.3 Interest Expense ($0.5) ($0.5) ($0.5) (0.8) FX Gain / Loss ($1.7) $0.1 ($4.3) (0.7) Interest Rate Swap Loss $0.0 ($0.2) ($0.3) (0.4) Other $0.0 ($0.1) $1.0 $0.0 Total Other Income (Expense) ($2.1) ($0.6) ($3.7) ($1.6)

Operating EBITDA Quarter Ended June 30, 2010 Quarter Ended June 30, 2009 Operating Income/(Loss) $4.4 ($3.2) Depreciation Expense 1.7 1.6 Amortization Expense 4.9 4.1 Non-Cash Compensation Expense 1.8 2.0 Operating EBITDA $12.8 $4.5 Operating EBITDA is defined as operating income/(loss) plus depreciation and amortization and non-cash compensation.

Non-GAAP Financial Measures ACI is presenting operating free cash flow, which is defined as net cash provided (used) by operating activities, less capital expenditures and plus or minus net proceeds from IBM. Operating free cash flow is considered a non- GAAP financial measure as defined by SEC Regulation G. We utilize this non- GAAP financial measure, and believe it is useful to investors, as an indicator of cash flow available for debt repayment and other investing activities, such as capital investments and acquisitions. We utilize operating free cash flow as a further indicator of operating performance and for planning investing activities. Operating free cash flow should be considered in addition to, rather than as a substitute for, net cash provided (used) by operating activities. A limitation of operating free cash flow is that it does not represent the total increase or decrease in the cash balance for the period. This measure also does not exclude mandatory debt service obligations and, therefore, does not represent the residual cash flow available for discretionary expenditures. We believe that operating free cash flow is useful to investors to provide disclosures of our operating results on the same basis as that used by our management. We also believe that this measure can assist investors in comparing our performance to that of other companies on a consistent basis without regard to certain items, which do not directly affect our ongoing cash flow.

ACI also includes backlog estimates which are all software license fees, maintenance fees and services specified in executed contracts, as well as revenues from assumed contract renewals to the extent that we believe recognition of the related revenue will occur within the corresponding backlog period. We have historically included assumed renewals in backlog estimates based upon automatic renewal provisions in the executed contract and our historic experience with customer renewal rates. Backlog is considered a non-GAAP financial measure as defined by SEC Regulation G. Our 60-month backlog estimate represents expected revenues from existing customers using the following key assumptions: Maintenance fees are assumed to exist for the duration of the license term for those contracts in which the committed maintenance term is less than the committed license term. License and facilities management arrangements are assumed to renew at the end of their committed term at a rate consistent with our historical experiences. Non-recurring license arrangements are assumed to renew as recurring revenue streams. Foreign currency exchange rates are assumed to remain constant over the 60- month backlog period for those contracts stated in currencies other than the U.S. dollar. Our pricing policies and practices are assumed to remain constant over the 60- month backlog period. Non-GAAP Financial Measures

Estimates of future financial results are inherently unreliable. Our backlog estimates require substantial judgment and are based on a number of assumptions as described above. These assumptions may turn out to be inaccurate or wrong, including for reasons outside of management's control. For example, our customers may attempt to renegotiate or terminate their contracts for a number of reasons, including mergers, changes in their financial condition, or general changes in economic conditions in the customer's industry or geographic location, or we may experience delays in the development or delivery of products or services specified in customer contracts which may cause the actual renewal rates and amounts to differ from historical experiences. Changes in foreign currency exchange rates may also impact the amount of revenue actually recognized in future periods. Accordingly, there can be no assurance that contracts included in backlog estimates will actually generate the specified revenues or that the actual revenues will be generated within the corresponding 60-month period. Backlog should be considered in addition to, rather than as a substitute for, reported revenue and deferred revenue. ACI also includes Operating EBITDA, which is defined as operating income (loss) plus depreciation and amortization and non-cash compensation. Operating EBITDA is considered a non-GAAP financial measure as defined by SEC Regulation G. Operating EBITDA should be considered in addition to, rather than as a substitute for, operating income (loss). Non-GAAP Financial Measures

Non-GAAP Financial Measures The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Management generally compensates for limitations in the use of non- GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business.

Forward Looking Statements This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as "believes," " will," "expects," "anticipates," "intends," and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include, but are not limited to, statements regarding: Belief that we are tracking to full year guidance; Expectations regarding the overall market including our expectations and assumptions related to (i) the pipeline of significant deals strengthening, (ii) the impact of positive customer feedback at recent user group meetings, (iii) growth in our rolling 12 month pipeline, and (iv) the increase in opportunities greater than $5 million total contract value driven by convergence and consolidation, evolution of our strategy and brand approach, focus on our current customers and back-office product additions; Expectations regarding interest in our next generation delivery models including PRM, PRM On-Demand and MTS On-Demand solutions; Belief that sales net of term extensions are growing and driving significant increases in our 60-Month Backlog and assumptions related to the quality of add-on sales and higher monthly ratable BASE24 renewals; Expectations and assumptions regarding continued investment in our existing platforms, including expectations regarding (i) future renewals of Money Transfer System as customers adopt MTS 4.0, and (ii) movement on migrations from BASE24 to BASE24-eps; Expectations regarding any continued trend of improvement in sales net of term extensions due to strength of add- on module and upgrade purchasing within the Americas, EMEA and Asia-Pacific channels; Expectations regarding our distribution strategy, our ability to focus on high growth markets and our ability to successfully work with partners to provide customer choice; Expectations regarding continued migration and consolidations with our alliance partner, IBM, including within the Middle East and Japan; The company's 12- and 60-month backlog estimates and assumptions, including our belief in a trend of a continued rise in maintenance year-over-year; Expectations regarding a continuing trend of recurring revenue growth; and Expectations regarding 2010 financial guidance, including GAAP revenue, GAAP operating income, operating EBITDA and assumptions regarding other factors impacting our 2010 financial guidance, including sales, expenses and expense management.

Forward Looking Statements All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include, but are not limited to, risks related to the global financial crisis, restrictions and other financial covenants in our credit facility, volatility and disruption of the capital and credit markets, our restructuring efforts, the restatement of our financial statements, consolidation in the financial services industry, changes in the banking and financial services industry, the accuracy of backlog estimates, the cyclical nature of our revenue and earnings, exposure to unknown tax liabilities, volatility in our stock price, risks from operating internationally, including fluctuations in currency exchange rates, increased competition, our offshore software development activities, the performance of our strategic product, BASE24-eps, the maturity of certain products and our strategy to migrate customers to our next generation products, ratable or deferred recognition of certain revenue associated with customer migrations and the maturity of certain of our products, demand for our products, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, business interruptions or failure of our information technology and communication systems, our alliance with IBM, our outsourcing agreement with IBM, the complexity of our products and services and the risk that they may contain hidden defects or be subjected to security breaches or viruses, compliance of our products with applicable governmental regulations and industry standards, our compliance with privacy regulations, the protection of our intellectual property and technology and the risk of increasing litigation related to intellectual property rights, future acquisitions and investments and litigation. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K.